Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this “Agreement”), dated as of August 4, 2010, is entered into by and between Helios & Matheson North America, Inc., a Delaware corporation (the “Company”), and Helios and Matheson Inc., a Delaware corporation (the “Purchaser”).
WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, or, alternatively, Regulation S promulgated thereunder, the board of directors of the Company has authorized the sale and issuance to the Purchaser of $2,000,000 of Common Stock, for a price per share equal to the greater of book or market value determined in accordance with Nasdaq rules on the date of this Agreement, subject to the terms and conditions of this Agreement (the “Offering”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:
ARTICLE I.
DEFINITIONS
1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close or any day that the Common Stock is not traded on the NASDAQ Stock Market.
“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.
“Closing Date” means the Business Day when this Agreement has been executed and delivered by the Company and the Purchaser, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived; provided that the Closing Date shall be no later than August 6, 2010, unless otherwise agreed by the Company.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock of the Company, $0.01 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Offering” has the meaning set forth in the recitals hereof.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Registration Statement” means a registration statement filed with the Commission covering the resale of the Securities.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities” means the number of shares of Common Stock to be purchased by Purchaser pursuant to this Agreement, determined by dividing the Subscription Amount by the greater of $0.73 and the closing bid price per share of the Common Stock on the date preceding the date of this Agreement, as obtained from Nasdaq.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated hereunder.
“Subscription Amount” means the amount of United States Dollars, in immediately available funds, set forth on the Purchaser’s signature page hereto.
ARTICLE II.
PURCHASE AND SALE
2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell and the Purchaser agrees to purchase the Securities. The Closing shall occur upon satisfaction of the deliveries and conditions set forth in Sections 2.2 and 2.3.
2.2 Deliveries.
(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:
(i) this Agreement duly executed by the Company; and
(ii) a certificate issued in the name of the Purchaser representing the Securities, or, if acceptable to the Purchaser for the purpose of the Closing, a copy of such certificate provided by the Company’s stock transfer agent; provided, however, the Purchaser may waive such condition and allow the Company to have such certificate prepared and delivered to the Purchaser as soon as commercially practicable following the Closing.

(b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:
(i) this Agreement duly executed by the Purchaser; and
(ii) the Subscription Amount by wire transfer to the Company.
2.3 Closing Conditions.
(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:
(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchaser contained herein; and
(ii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.
(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:
(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;
(ii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date to the Purchaser as follows:
(a) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, USA, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.
(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transaction contemplated hereby have been duly authorized by the Company’s board of directors and no further action is required by the Company’s board of directors or its stockholders in connection herewith.

(c) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable.
3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
(a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of India with full right and corporate or partnership power and authority to enter into and consummate the transaction contemplated by this Agreement. The execution, delivery and performance by the Purchaser of the transaction contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser.
(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable U.S. state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable U.S. state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable U.S. state securities law (this representation and warranty not limiting the Purchaser’s right to sell or otherwise transfer the Securities in compliance with applicable U.S. Federal and state securities laws).
(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501 under the Securities Act.
(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities.
(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Access to Company Information. The Purchaser acknowledges that it has been afforded access and the opportunity to obtain all financial and other information concerning the Company that the Purchaser desires (including the opportunity to meet with the Company’s executive officers, either in person or telephonically). The Purchaser has reviewed copies of the Company’s periodic and current reports filed with the Commission since January 1, 2008 and is familiar with the contents thereof, including, without limitation, the risk factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and there is no further information about the Company that the Purchaser desires in determining whether to acquire the Securities.
(g) No Broker’s Fees. The Company shall not be obligated to pay any commission, brokerage fee, or finder’s fee based on any alleged agreement or understanding between the Purchaser and a third person in respect of the transactions contemplated hereby.
ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
4.1 Transfer Restrictions.
(a) The Securities may only be disposed of in compliance with U.S. state and Federal securities laws. In connection with any transfer of Securities, the Company or its stock transfer agent may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.
(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in substantially the following form:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) The Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.
ARTICLE V.
MISCELLANEOUS
5.1 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement.
5.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.
5.3 Amendments; Waivers. Except as otherwise set forth herein, any provision of this Agreement may be waived, modified, supplemented or amended in a written instrument signed by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
5.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (other than by operation of law).
5.5 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.6 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state or Federal courts sitting in the City of New York, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with the transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
5.7 Survival. The representations and, warranties, shall survive the Closing and the delivery, of the Securities, for the applicable statue of limitations.
5.8 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
5.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
5.10 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HELIOS & MATHESON NORTH AMERICA, INC.,	Address for Notice:
a Delaware corporation
200 Park Avenue South

New York, New York 10003
Attention: Chief Executive Officer
Fax 212-979-2517

By:	/s/ Salvatore M. Quadrino Name: Salvatore M. Quadrino
Title: Chief Financial Officer
With a copy to (which shall not constitute notice):
Kevin Friedmann, Esq.
Richardson & Patel, LLP
Fax: (917) 591-6898
Email: kfriedmann@richardsonpatel.com
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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[HM INC. SIGNATURE PAGE TO HMNA SECURITIES PURCHASE AGREEMENT]
IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.
Name of Purchaser: Helios and Matheson Inc., a Delaware corporation
Signature of Authorized Signatory of Purchaser: /s/ Murali Krishna Gadiyaram
Name of Authorized Signatory: Murali Krishna Gadiyaram
Title of Authorized Signatory: Director
Email Address of Authorized Signatory: murali@heliosmatheson.com
Facsimile Number of Purchaser: 510-217-3857
Address for Notice of Purchaser: 1220 N. Market Street, Suite 806
Wilmington, New Castle, Delaware 19801
Subscription Amount: $2,000,000